SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                            ____________________

                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                            Anthracite Capital, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                 Maryland                       13-3978906
         -----------------------          -----------------------
         (State of incorporation                (IRS Employer
             or organization)                Identification No.)


            345 Park Avenue
            29th Floor
            New York New York                     10154
         ----------------------           -----------------------
         (Address of principal                   (Zip Code)
          executive offices)

                    Securities to be registered pursuant
                        to Section 12(b) of the Act:

         Title of each class      Name of each exchange on which
         to be so registered      each class is to be registered
         -------------------      ------------------------------
         Common Stock, par        New York Stock Exchange
            value $.001

                    Securities to be registered pursuant
                        to Section 12(g) of the Act:

                                    None
                              (Title of Class)


 Item 1.   Description of Registrant's Securities to be Registered

           Capital Stock

           The title and a description of the Common Stock being registered hereby is incorporated herein by reference to the information appearing under the caption "Description of Capital Stock" in the Registration Statement on Form S-11 (File No. 333-40813) of Anthracite Capital, Inc. (the "Company").

           Debt Securities

           None

 Item 2.   Exhibits

           Exhibits are filed with the New York Stock Exchange pursuant to Instruction II or are a part of the Company's Registration Statement on Form S-11.




                                 SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                               ANTHRACITE CAPITAL, INC.


                               By: /s/ Richard M. Shea
                                   ------------------------
                                   Richard M. Shea
                                   Chief Operating Officer


 Dated:  March 5, 1998